Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-G

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 07/15/2004


Blended Coupon 6.2510%


Excess Protection Level
3 Month Average   7.25%
June, 2001   6.78%
May, 2001   7.55%
April, 2001   7.44%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.53%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,631,211,247.25